[USAA                      USAA LIFE INVESTMENT TRUST
EAGLE                           LIFE INCOME FUND,
LOGO(r)]      LIFE GROWTH AND INCOME FUND, LIFE WORLD GROWTH FUND,
          LIFE DIVERSIFIED ASSETS FUND, AND LIFE AGGRESSIVE GROWTH FUND

                       SUPPLEMENT DATED DECEMBER 12, 2002
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2002


ON PAGE 17 OF THE  STATEMENT OF ADDITIONAL  INFORMATION,  UNDER THE HEADING "THE
UNDERWRITING AND ADMINISTRATIVE SERVICES AGREEMENT," INSERT THE FOLLOWING LANGUAGE AFTER THE FIRST SENTENCE OF THE SECOND PARAGRAPH:


On December 4, 2002, USAA Life notified the Trust and USAA IMCO of its intention to terminate these expense reimbursement agreements with respect to the Funds and implement new expense caps. Effective May 1, 2003, the new expense caps will be as follows: 0.95% of the monthly average net assets of the World Growth Fund and Aggressive Growth Fund, 0.75% of the monthly average net assets of the Diversified Assets Fund, 0.65% of the monthly average net assets of the Income Fund, and 0.60% of the monthly average net assets of the Growth and Income Fund.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE